Commitments	12 Months Ended
Dec. 31, 2019
Commitments
Commitments

D6    Commitments

The Group has provided, from time to time, certain guarantees and commitments to third parties.

At 31 December 2019, Asia operations had unfunded commitments of  $2,013 million (31 December 2018: $1,554 million) primarily related to investments in infrastructure funds and alternative investment funds. At 31 December 2019, Jackson had unfunded commitments of $889 million (31 December 2018: $846 million) related to investments in limited partnerships and $796 million (31 December 2018: $440 million) related to commercial mortgage loans and other fixed income securities. These commitments were entered into in the normal course of business and a material adverse impact on the operations is not expected to arise from them.